Exhibit 99.1

Media Contacts:

MidAmerican Energy Holdings Company:

Sara J. Schillinger/Ann Thelen

515-242-4032/515-281-2785

Constellation Energy:

Robert L. Gould/Debra Larsson

410-470-7433

Investor Contacts (Constellation Energy):

Kevin Hadlock, 410-470-3647

Janet Mosher, 410 470-1884

MidAmerican Energy Holdings Company Reaches Definitive Agreement to Acquire Constellation Energy

- Cash Consideration of $4.7 billion, $26.50 per share -

- MidAmerican to invest $1 billion in preferred stock -

- Transaction creates industry-leading collection of energy assets -

DES MOINES, IOWA AND BALTIMORE – Sept. 19, 2008 – MidAmerican Energy Holdings Company and Constellation Energy (NYSE: CEG) today announced the companies have reached a definitive merger agreement in which MidAmerican will purchase all of the outstanding shares of Constellation Energy for cash consideration of approximately $4.7 billion, or $26.50 per share. As agreed under the terms of the tentative agreement announced on Sept. 18, Constellation Energy is issuing to MidAmerican $1 billion of preferred equity yielding 8 percent upon signing the definitive agreement.

The definitive agreement, which has been approved by both companies’ Boards of Directors, is subject to shareholder and customary federal and state regulatory approvals. The transaction is expected to close within nine months. The agreement expires nine months after its execution but may be extended by either company for up to three months.

“Having reached a definitive agreement with Constellation Energy, we look forward to gaining the necessary approvals to bring together our companies to establish a world-class organization of people and an industry-leading collection of energy assets,” said Gregory E. Abel, president and chief executive officer of MidAmerican Energy Holdings Company. “We believe Constellation Energy has a strong business plan and are committed to helping the Company reach its long-term goals, while also maximizing the benefits of our complementary capabilities.”

“We are very pleased to have reached this definitive agreement with MidAmerican as we strongly believe this transaction is in the best long-term interest of our stakeholders,” said Mayo A. Shattuck III, chairman, president and chief executive officer for Constellation Energy. “The significant industry expertise and financial stability of MidAmerican and Berkshire Hathaway will allow Constellation Energy to continue our strong heritage as a first-choice energy solution provider and continue to build our business for the next 200 years.”

About Constellation Energy

Constellation Energy (http://www.constellation.com), a FORTUNE 125 company with 2007 revenues of $21 billion, is the nation’s largest competitive supplier of electricity to large commercial and industrial customers and the nation’s largest wholesale power seller. Constellation Energy also manages fuels and energy services on behalf of energy intensive industries and utilities. It owns a diversified fleet of 83 generating units located throughout the United States, totaling approximately 9,000 megawatts of generating capacity. The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland.

About MidAmerican Energy Holdings

MidAmerican Energy Holdings Company, based in Des Moines, Iowa, is a global provider of energy services. Through its energy-related business platforms, MidAmerican provides electric and natural gas service to more than 6.9 million customers worldwide. These business platforms are Pacific Power, Rocky Mountain Power and PacifiCorp Energy, which comprise PacifiCorp; MidAmerican Energy Company; CE Electric UK; Northern Natural Gas Company; Kern River Gas Transmission Company; and CalEnergy. Information about MidAmerican is available at www.midamerican.com.

Forward-Looking Statements and Additional Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Constellation Energy and MidAmerican Energy Holdings Company and the expected timing and completion of the transaction.

Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and generally beyond the control of Constellation Energy and MidAmerican. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Constellation Energy’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission and in the proxy statement Constellation Energy intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, each of which are or will be available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge.

This communication is being made in respect of the proposed merger transaction involving Constellation Energy and MidAmerican Energy Holdings Company. In connection with the proposed transaction, Constellation Energy will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation Energy regarding Constellation Energy, MidAmerican Energy Holdings Company and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation Energy per the investor relations contact information below.

Constellation Energy, MidAmerican Energy Holdings Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Constellation Energy’s directors and executive officers is available in Constellation Energy’s notice of annual meeting and proxy statement for its most recent annual meeting and Constellation Energy’s Annual Report on Form 10-K for the year ended December 31, 2007, which were filed with the Securities and Exchange Commission on February 27, 2008 and April 29, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.